                                                   Filed pursuant to Rule 497(e)
                                                              File No. 333-53546

                                                                January 31, 2005
                                                                      Supplement

[MORGAN STANLEY GRAPHIC OMITTED]

             SUPPLEMENT DATED JANUARY 31, 2005 TO THE PROSPECTUS OF
                 MORGAN STANLEY INTERNATIONAL VALUE EQUITY FUND
                             Dated October 29, 2004

The Fund will suspend offering its shares to new investors when Fund assets reach $1 billion, except as follows. Following the general suspension of the offering of Fund shares to new investors, the Fund will continue to offer its shares (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Fund in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the Fund are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees, and (7) to benefit plans sponsored by Morgan Stanley and its affiliates.  Also following the general suspension of the offering of Fund shares to new investors, the Fund will continue to offer its shares to existing shareholders and may recommence offering its shares to other new investors in the future.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                     39906SPT-01